EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

Goldman Sachs                     GSAA-05 14

==============================================================================


-----------------------------------------------------------
State                      Percent             Total  Count
-----------------------------------------------------------
ACCREDITED                    0.34     1,562,167.130      9
AEGIS                         5.71    26,039,530.560    129
AMERICAN HOME EQUI            1.44     6,590,653.630     21
AMERICAN LENDING G            0.11       511,842.630      3
AMERICAN MORTGAGE             4.23    19,300,916.690     89
AMERICORP CREDIT C            0.52     2,360,358.020      5
BANKERSWEST FUNDIN            7.98    36,443,612.020    104
BAYROCK MORTGAGE C            0.48     2,191,030.240     12
BAYTREE LENDING               0.97     4,410,553.060     16
CAMERON FINANCIAL             0.14       638,400.010      2
CENTENNIAL MORTGAG            0.84     3,814,586.090     14
CHOICE CAPITAL FUN            1.80     8,235,163.430     46
CHRISTOPHER E HOBS            1.11     5,071,519.990     10
CMG                           0.08       372,000.000      1
COMMUNITY WEST BAN            0.12       556,898.000      2
CONCORD MORTGAGE C            0.38     1,715,818.120      7
CREDIT NORTHEAST I            0.06       261,750.000      1
CTX                          10.25    46,762,017.450    202
DHI MORTGAGE                  6.20    28,285,591.680    145
FIRST MERIDIAN MOR            0.48     2,196,730.120     11
FIRST NLC LLC                 0.66     3,020,650.030     10
FLICK MORTGAGE INV            0.18       808,190.000      4
GMFS LLC                      0.21       975,000.000      1
HARBOURTON MORTGAG            0.04       185,057.130      1
HOME LOAN CENTER              0.96     4,380,121.770     20
HOME LOAN EXPANDED            3.55    16,210,334.980     89
LOAN CENTER OF CAL            2.20    10,023,289.120     30
MARIBELLA MORTGAGE            1.45     6,626,354.170     40
NORTH SHORE COMMUN            0.25     1,145,999.990      2
NY MORTGAGE COMPAN            0.96     4,384,278.160     21
PLAZA HOME MORTGAG            0.18       818,344.000      4
PRIME MORTGAGE                0.83     3,781,728.330     17
QUICKEN                       1.11     5,043,550.760     26
REALTY MORTGAGE CO            0.63     2,876,309.740     15
RESIDENTIAL MORTGA            2.49    11,344,945.360     37
SCME                          8.15    37,176,708.670    114
SEA BREEZE FINANCI            1.17     5,361,893.950     18
SECURED BANKERS MO            1.90     8,655,557.160     30
SILVERGATE BANK               0.19       860,158.450      3
SOUTHSTAR FUNDING             9.76    44,557,553.770    254
STERLING EMPIRE FU            0.03       136,500.000      1
STONE CREEK FUNDIN            0.70     3,172,438.600     16
TAYLOR BEAN                   0.11       493,150.040      3
VALLEY VISTA                  0.56     2,570,220.020      7
WEICHART                     18.08    82,505,179.610    309
WILLOW BEND MORTGA            0.07       325,497.470      3
WINSTAR MORTGAGE              0.36     1,653,496.080      8
-----------------------------------------------------------
Total:                      100.00   456,413,646.230   1912
-----------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

                              Nov 8, 2005 08:54                    Page 1 of 1